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TEXAS INDUSTRIES, INC.
BB&T CAPITAL MARKETS
COMMERCIAL AND INDUSTRIAL CONFERENCE
APRIL 6, 2011

FORWARD-LOOKING STATEMENT
Certain statements contained in this presentation are “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, the impact of competitive pressures and changing economic and financial conditions on Texas Industries’ business; changes in economic conditions specific to any one or more of Texas Industries’ markets; the cyclical and seasonal nature of
Texas Industries’ business; the level of construction activity in Texas Industries’
markets; changes in demand; abnormal periods of inclement weather; unexpected periods of equipment downtime; changes in costs of raw materials, fuel and energy;
changes in the cost or availability of transportation; unexpected operational difficulties; changes in interest rates; the timing and amount of federal, state and local funding for infrastructure; delays in announced capacity expansions; ongoing volatility and uncertainty in the capital or credit markets; the impact of environmental laws, regulations and claims, and changes in governmental and public policy; and other risks and uncertainties described in Texas Industries’ reports on SEC Forms 10-K, 10-
Q and 8-K. Forward-looking statements speak only as of the date hereof, and Texas
Industries assumes no obligation to publicly update such statements.

A BUILDING MATERIALS COMPANY
♦   Cement, Aggregate and Concrete
♦   Used in all types of construction
♦   Cement accounts for approximately 75% of
    operating earnings over time

SUMMARY
♦ Cement Capacity (millions of tons)
  North Texas                                                   2.2
  Central Texas                                                0.9
  California                                                       2.3

  TOTAL CEMENT CAPACITY                         5.4

  Central Texas Expansion                             1.4
  North Texas Expansion                                0.8

  TOTAL TARGETED CAPACITY                    7.6
♦ Shipment Recovery/Expansion
 ◊ with construction recovery
 ◊ with completion and utilization of new capacity
♦ Margin Expansion
 ◊ with improving shipments
 ◊ with recovery of prices
 ◊ with positive impact of new capacity
♦ TXI’s Strategy Remains Intact

LONG TERM DRIVERS OF CEMENT
DEMAND

PUBLIC WORKS - 50%

RESIDENTIAL - 25%

NON-RESIDENTIAL - 25%

FAVORABLE INDUSTRY STRUCTURE

FAVORABLE INDUSTRY STRUCTURE
♦U. S. cement consumption has historically exceeded
   domestic production capacity

U.S. CEMENT CONSUMPTION AND PRODUCTION
1995 - 2010

FAVORABLE INDUSTRY STRUCTURE
♦U. S. cement consumption has historically exceeded
   domestic production capacity
♦U.S. cement capacity and import terminals are largely owned or controlled by international producers
♦Significant barriers to entry exist for new cement capacity
♦Significant transportation costs lead to regional markets

TEXAS AND CALIFORNIA
ATTRACTIVE LONG-TERM MARKETS

TEXAS AND CALIFORNIA
ATTRACTIVE LONG-TERM MARKETS
♦  The two largest cement markets in the U.S.
♦  Account for almost 25% of cement consumption
♦  Receive the largest shares of federal transportation
    funding
♦  Favorable demographics
        ◊    Large populations
        ◊    Above average population growth rates

TEXAS CEMENT
CONSUMPTION AND CAPACITY

TEXAS CONSTRUCTION
RESIDENTIAL AND NON-RESIDENTIAL

CALIFORNIA CEMENT
CONSUMPTION AND CAPACITY

CALIFORNIA CONSTRUCTION
NON-BUILDING AND HIGHWAY CONTRACT AWARDS
Source: Dodge
0
2
4
6
8
10
12
Non-Building ($Bn)*
Street & Highway ($Bn)*

TEXAS MARKET - 1980, 2000 AND 2020
Sources: U. S. Census Bureau, Portland Cement Association (PCA), USGS
(projected)
Texas Population and Cement Consumption
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
1980
2000
2020
Texas Population
Texas Cement Consumption

CALIFORNIA MARKET - 1980, 2000 AND 2020
Sources: U.S. Census Bureau, Portland Cement Association (PCA), USGS
(projected)
California Population and Cement Consumption
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
1980
2000
2020
California Populaton
California Cement Consumption

STRONG COMPETITIVE POSITION

STRONG COMPETITIVE POSITIONS
♦    Texas
          ◊    Accounts for approximately 80% of TXI sales
          ◊    TXI is the largest cement supplier in the state
          ◊    TXI is a low cost cement supplier
          ◊    Aggregate and ready mix operations are concentrated in Texas
          ◊    Largest expanded shale and clay supplier in Texas
♦    California
          ◊    Cement plant expansion makes TXI one of the largest competitors in southern California
          ◊    Expansion gives TXI low cost cement capacity

LOW COST OPERATIONS ARE KEY
Notes:
1 North Texas productivity from the dry kiln for the twelve months ended May 31, 2008
2 Old California productivity for the twelve months ended May 31, 2007
3 Expected California productivity for the new kiln at full capacity
4 Current Central Texas productivity for the twelve months ended May 31, 2008
5 Values reflect the expected combined operations of the current and new kilns at TXI’s Central Texas plant
6 U.S. and Canadian Labor - Energy Input Survey, Portland Cement Association
North
Texas
1
Old
California
2
New
California
3
Current
Texas
5
PCA
Comps
6
Labor Productivity
Tons per man hour
6.0
2.6
6.1
2.8
3.6
Energy Efficiency
Mmbtu / ton
3.2
5.0
3.7
2.6
3.3
Kwh / ton
118.6
164.6
115.0
124.6
136.0
High Productivity and Efficiency
2.5
Central
New Central
Current and
Texas
6.4
110.0
4
PCA
Best
6
5.8
2.0
115.0

OVERVIEW OF OPERATIONS

NORTH TEXAS CEMENT PLANT

CENTRAL TEXAS CEMENT PLANT

NEW CALIFORNIA CEMENT PLANT

STONE PLANT IN OKLAHOMA

READY-MIX CONCRETE

CURRENT MARKET CONDITIONS

CURRENT ECONOMIC CONDITIONS
♦   The Texas economy continues to be one of the better economies in the nation
♦   California economic activity continues to be weak
♦   Energy costs have been volatile in recent years
♦   Credit markets have begun to heal

INFRASTRUCTURE DEVELOPMENT
♦   The current federal stimulus program calls for approximately $27 -
     30 billion to be invested in highways and bridges
♦   Total recent annual U.S. investment (all sources) in highways and bridges has approximated $75 billion
♦   Roadbuilding:
          ◊    Creates jobs
          ◊    Creates a foundation for further growth and development
♦   Texas and California have received stimulus funding for
     infrastructure projects of $2.25 billion and $2.6 billion, respectively
♦   Approximately 50% of the highway stimulus funding remains to be invested
♦   Several large highway projects in North Texas have begun

FOCUS ON LIQUIDITY
♦   CASH BALANCE OF $140 MILLION AT NOVEMBER 30, 2010
♦   $200 MILLION BANK CREDIT LINE
          ◊    Matures August 2012
          ◊    Utilization at May 31, 2010 - $31.1 million of letters of credit
♦   $650 MILLION 9.25% NOTES
          ◊    Mature August 2020
          ◊    Refinancing of existing bonds was executed in July 2010
♦   CAPITAL EXPENDITURES HAVE DECLINED DRAMATICALLY

EARNINGS POTENTIAL AND STRATEGY

EARNINGS POTENTIAL
($, tons and cubic yards in millions)	Shipments	Sales	Normalized Margin	Potential Operating Profit

Cement (tons)	7.6	$722	30%	$217
Aggregates (tons)	25.0	200	20	40
Ready-mix (cubic yards)	4.5	405	9	37
Other		130	20	26
Combined Operating Profit				320
Corporate Expenses, Net				(30)
Depreciation				85
EBITDA				375
FY10 EBITDA				54

Note: Potential values assume a recovery in construction activity, cement consumption equal to or greater than cement capacity in Texas and California, normalized industry margins, and expected performance from new cement operations.

TXI’S STRATEGY REMAINS INTACT
♦   Expand TXI’s most important business line - Cement
          ◊    All projects are at existing sites
                       s   They utilize infrastructure already in place
                       s   Growth is organic rather than through acquisitions
          ◊    All projects are in attractive long-term markets
          ◊    All projects should improve production efficiencies
          ◊    All projects should reduce per ton emissions
♦   Expand and improve efficiencies in TXI’s other business lines

TXI MANAGEMENT TEAM
■  Mel G. Brekhus, CEO
■  Kenneth R. Allen, CFO
■  J. Lynn Davis, VP-CEMENT
■  Stephen D. Mayfield, VP-AGGREGATES
■  Ronnie A. Pruitt, VP-CEMENT AND AGGREGATE MARKETING AND
     SALES
■  James B. Rogers, VP-CONSUMER PRODUCTS
■  Barry M. Bone, VP-REAL ESTATE
■  Lyndon Zielke, VP-Purchasing
Average Company / Industry Experience 29 Years

 ADDENDUM - RECONCILIATION
 EBITDA TO NET INCOME

RECONCILIATION OF EBITDA TO NET INCOME
IN $ MILLIONS
       FY 2010
EBITDA Reconciled
Net loss from Continuing Operations                                           (39)
Plus (minus):
       Interest                                                                                  52
       Income Taxes                                                                      (23)
       Depreciation, Depletion & Amortization                                  64

EBITDA                                                                                         54
EBITDA represents income from continuing operations before interest, income taxes, depreciation and amortization
EBITDA is presented because we believe it is a useful indicator of our performance and our ability to meet debt service and capital expenditure requirements. It is not, however, intended as an alternative measure of operating results or cash flow from operations as determined in accordance with generally accepted accounting principles.
EBITDA is not necessarily comparable to similarly titled measures used by other companies.

TEXAS INDUSTRIES, INC.
BB&T CAPITAL MARKETS
COMMERCIAL AND INDUSTRIAL CONFERENCE
APRIL 6, 2011